Lemon Wood – Ventura, CA INVESTOR PRESENTATION JUNE 2018

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2017, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, specifically between the U.S. dollar and Canadian dollar; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Current Portfolio as of March 31, 2018 4,884 350 communities consisting of 226 473 1,595 475 more than 122,000 sites 548 26,137 1,768 across 29 states and 324 680 413 6,498 1,276 149 Wine Country RV Resort – Paso Robles, CA 2,904 2,472 2,150 3,567 2,917 Ontario, Canada 916 976 718 1,156 4,882 671 237 588 Trailing Twelve Months Rental Revenue 1,140 as of March 31, 2018 7,974 88% Headquarters Annual 43,596 Revenues RV - Annual 1818%% 34% Manufactured 230 MH Communities Age-restricted communities 89 RV Communities Housing RV - Transient 70% 1212%% 31 MH and RV Communities 66% 69% All-age communities WINE COUNTRY – PASO ROBLES, CA 66% 25% 9% Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. 3

1Q 2018 OPERATING AND FINANCIAL HIGHLIGHTS 1Q 2018 Financial Performance Quarter Ended March 31, 2018 2017 % Change Total Portfolio Revenue $257.9mm $234.4mm 10.0% Total Portfolio NOI $149.2mm $137.9mm 8.2% Same Community Revenue $185.1mm $175.2mm 5.7% Same Community NOI $130.0mm $123.5mm 5.3% EPS1 $0.38 $0.29 31.0% ROCK CRUSHER CANYON RV RESORT– CRYSTAL RIVER, FL Core FFO / Share1,2 $1.14 $1.10 3.6% Operating Highlights • Sold 837 total homes, which is a 1.3% increase over 1Q 2017 • Sold 106 new homes, which is a ~40% increase over 1Q 2017 • Increased revenue producing sites by 616 sites • Delivered 246 vacant expansion sites during the quarter • Acquired a 175-site all-age RV Resort in St. Augustine, FL on 5/23/2018 for $14mm ROCK CRUSHER CANYON RV RESORT– CRYSTAL RIVER, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 83.598 million and 77.688 million for 1Q 2018 and 1Q 2017, respectively. 4

# POWERING SUN'S GROWTH ENGINE

- Sun is the premiere owner and operator of manufactured home ("MH") and recreational vehicle ("RV") communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

## INTERNAL

### Contractual Rent Increases

- Weighted average monthly rent has historically increased by 2-4% annually
- 1Q 2018 weighted average monthly rent increase of 3.8%

### MH Occupancy Gains

- 1Q 2018 MH occupancy of 94.7%
- 130 communities are 98%+ occupied
- Expect additional 300 bps of occupancy gains across MH portfolio to reach 98%

### Expansions

- Delivered 246 expansion sites in 1Q 2018
- Expected to deliver an additional ~1,100 expansion sites in 2018
- Over 6,500 sites available for expansion post-2018

### Transient Conversions

- ~15,700 transient RV sites in portfolio, a portion of which can be converted to annual leases over time
- 295 total conversions in 1Q 2018
- Conversions have historically increased revenues / site by 40-60% for the first full year after conversion

## EXTERNAL

### Acquisitions

- Historical three year average of ~$150mm in single asset acquisitions
- High degree of visibility into acquisition pipeline

### Development

- 2-3 greenfield development starts per year
- Targeting high single digit IRRs
- Projects underway in California, South Carolina and Colorado totaling ~1,500 sites

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information.

5

SUN’S FAVORABLE REVENUE DRIVERS 1 . The average cost to move a home ranges from Resident Move-out Trends $4K-$10K, resulting in low move-out of homes 6.57% . Tenure of homes in our communities is 481 years 2.09% . Tenure of residents in our communities is approximately 121 years Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) Friendly Village of Simi – Simi Valley, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Three year average. 6

# Strong Same Community Performance

## NOI Growth Percentage


2.8%
0.7%
3.1%
3.6%
5.5%
5.9%
7.7%
9.1%
7.1%
6.9%
6.75% - 7.25%
7.0% 2012-2017 AVERAGE
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E

- Positive NOI growth for 18 consecutive years
- Low-annual resident turnover results in stability of income and occupancy

## Manufactured Home Weighted Average Monthly Rent per Site


3.1% CAGR
$393
$404
$413
$425
$437
$445
$461
$481
$498
$518
$542
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018[1]

- Strong and consistent rental rate growth creates a stable revenue stream that is recession-resistant

## Occupancy Percentage


15.5% INCREASE
82.1%
83.4%
84.3%
85.8%
86.7%
88.9%
93.2%
95.9%
96.6%
97.3%
97.6%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018[1]

- Occupancy gains are a function of Sun's integrated platform, which includes: leasing, sales, and financing

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
Note: Same community pool of assets changes annually. Same community pools included 135 communities in 2008, 231 communities in 2017 and includes 336 communities in 2018.
1 Weighted average monthly rent per site and Occupancy as of December 31 for 2008-2017 and as of March 31 for 2018.

SUN Communities, Inc.
7

# CONSISTENT AND CYCLE TESTED INTERNAL GROWTH

- Sun's average same community NOI growth has exceeded REIT industry average by ~180 bps and the apartment sector's average by ~170 bps since 1998
- No individual year or rolling 4-quarter period with negative same community NOI growth

## Same Community NOI Growth Percentage



10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
3Q98
1Q99
3Q99
1Q00
3Q00
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16
1Q17
3Q17
1Q18
4.9%
3.2%
3.1%
Sun Communities, Inc.
Apartments
Sun's Average (4.9%)
Apartment Average (3.2%)
REIT Industry Average (3.1%)

SUN
SUN COMMUNITIES, INC.

Source: Citi Investment research, December, 2017. *"REIT Industry Average" includes an index of REITs across a variety of asset classes including: self storage; mixed office;* regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures of the attached Appendix.

8

MANUFACTURED HOUSING VS. MULTIFAMILY . Sun’s manufactured homes provide nearly 15% more space at ~30% less cost per square foot Sun’s Manufactured Multifamily Homes VS. Housing PRICE 1 2 $0.75 per sq. ft.  $1.05 per sq. ft. SQUARE FOOTAGE 1 2 1,250 sq. ft.  1,100 sq. ft. RENT 1 2 $933 per month  $1,160 per month 1 Source: Company information. 2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in adjusted for inflation as of March, 2018. 9

MANUFACTURED HOUSING VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $286,814 or $70,600 or roughly 2 years median income roughly 8 years median income Manufactured Homes Portion of purchase price attributable to land Single Family Homes $400,000 $350,000 $300,000 $250,000 $286,814 $261,172 $276,284 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average $50,000 Household Income $63,100 $62,800 $60,500 $68,000 $62,200 $64,000 $65,300 $70,600 ~$37,5001 $- 2009 2010 2011 2012 2013 2014 2015 2016 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2017.” 1 Historical average from Sun community applications. 10

THE INCREASING NEED FOR AFFORDABLE HOMEOWNERSHIP . Widening gap in income distribution trends has resulted in increased demand for affordable home ownership and rental properties . Percentage of the US population in the Lower Income bracket has increased by 4% to 29% of the total adult population over a ~45 year period Number of Adults by Income Tier (in millions) % of Adult Population by Income Tier 1971 2015 1 120.8 Lower Income (up to $42k) 25% 29% 51% Middle Income ($42k-$125k)1 61% 50% Upper Income (above $125k)1 14% 21% 80.0 112% 70.3 51.0 177% 33.2 18.4 Lower Income Middle Income Upper Income 1971 2015 Source: Pew Research as of 2015 1 In 2015 dollars 11

MH AND RV MANUFACTURING BUSINESSES INCREASING SHIPMENTS . The demand for affordable homeownership and vacationing is reflected in the increased output from MH and RV manufacturers Manufactured Home Shipments Recreational Vehicle Shipments (in thousands) (in thousands) 92.9 504.6 81.2 430.7 70.5 374.2 356.7 64.3 60.2 321.1 54.9 285.9 51.6 50.0 252.3 242.3 2010 2011 2012 2013 2014 2015 2016 2017 2010 2011 2012 2013 2014 2015 2016 2017 Source: RVIA Business Indicators, December 2017; Manufactured Housing Institute’s Monthly Economic Reports as of 2017 12

EXPANSIONS PROVIDE STRONG GROWTH AND ATTRACTIVE RETURNS . At the start of 2018, inventory of ~7,900 zoned and entitled sites available for expansion at ~60 properties in 16 states and Ontario, Canada . 246 sites were delivered at 2 communities during the first quarter of 2018 . A 100-site expansion at a $35,000 cost per site, is expected to lease up between 12-24 months, results in a 5-year unlevered IRR of 12% - 14% . Expansion in communities with strong demand evidenced by occupancies >96% and continued strong demand Palm Creek – Casa Grande, AZ Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. 13

EXPANSION OPPORTUNITIES SUPPORTED BY RENTAL PROGRAM . Sun’s rental program is a key onboarding and conversion tool for our communities Rental Program All-in 5-Year Unlevered IRR . $42,000 initial investment in new home . Weighted average monthly rental rate ~$900 x 12 = $10,800 (3% annual increases) . Monthly operating expenses1 +1 month vacancy factor $275 x 12 = $3,300 (3% annual increases) . End of 5-year period sell the home and recoup 90% of original invoice price . All-in 5-year unlevered IRR in the high teens RENTAL: CIDER MILL CROSSING – FENTON, MI RENTAL: EAST VILLAGE ESTATES – WASHINGTON, MI Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions. 14

EXPANSION CASE STUDY – EAGLE CREST IN FIRESTONE, CO Eagle Crest | Firestone, CO MH OCCUPANCY Sun has owned the property since 96.8% 94.3% 98.6% 99.8% 99.5% 98.9% 100.0% 100.0% December, 1998 76.0% 38.5% 36.1% 32.0% All-age MH community expanded in 2010 21.8% 26.3% 21.9% 11.2% 1.8% 0.2% Start of Expansion: January 2010 2009 2010 2011 2012 2013 2014 2015 2016 2017 Length of Construction: 6 months Rental units as a % of Occupied Sites NOI Sites Prior to Expansion: 317 (in millions) Expanded Sites: 124 (39% increase) Total Sites Post Expansion: 441 $2.7 $2.4 $2.1 $2.2 $2.2 $2.2 $1.7 Total Cost: $4,000,000 / $32,000 per site $1.2 $1.3 • Utilized rental program to increase occupancy 2009 2010 2011 2012 2013 2014 2015 2016 2017 • Filled up expansion sites at 12 sites per month (full occupancy within 10 months) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 15

EXTRACTING VALUE FROM STRATEGIC ACQUISITIONS REPOSITIONING PROFESSIONAL WITH ADDIT’L SKILLED OPERATIONAL CAPEX MANAGEMENT EXPENSE MANAGEMENT HOME SALES ENTAL & R ADDING ROGRAM P VALUE WITH EXPANSIONS INCREASING MARKET CALL RENT CENTER & DIGITAL MARKETING OUTREACH Year-end Communities and Sites . Since May 2011, Sun has acquired communities valued in excess of $4.5 billion, increasing its number of sites and communities by ~180%1 2011 2012 2013 2014 2015 2016 2017 2018 YTD 159 communities 173 communities 188 communities 217 communities 231 communities 341 communities 350 communities 350 communities 54,811 sites 63,697 sites 69,789 sites 79,554 sites 88,612 sites 117,376 sites 121,892 sites 122,310 sites Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the period ended December 31st for the respective year as well as Sun Communities, Inc. Form 10-Q and Supplemental for the period ended March 31, 2018 for additional information. 1 Includes 30 community dispositions realized in 2014 and 2015. 16

# STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Sun's annual mortgage maturities average 3.4% from 2018 - 2022

## Net Debt / EBITDA[1]



Reduced leverage by 3.5x turns since 2011
9.7x
8.4x
7.2x
7.3x
6.6x
7.5x
6.3x
6.2x
2011
2012
2013
2014
2015
2016
2017
1Q 2018

## Net Debt / TEV[2]



~33% reduction since 2011
61.5%
50.4%
45.8%
34.8%
34.0%
33.8%
28.2%
28.8%
2011
2012
2013
2014
2015
2016
2017
1Q 2018

## Mortgage Debt Outstanding

principal amounts in thousands

Quarter Ended March 31, 2018

| | Principal Outstanding[3] | WA Interest Rates |
|---|---|---|
| CMBS | $408,251 | 5.11% |
| Fannie Mae | $994,606 | 4.39% |
| Life Companies | $1,038,459 | 3.93% |
| Freddie Mac | $384,910 | 3.86% |
| Total | $2,826,225 | 4.25% |

## Mortgage Debt 5-Year Maturity Ladder

*amounts in thousands*



CMBS
Fannie Mae
Freddie Mac
Life Companies
$26,186
$40,407
$58,078
$270,680
$82,544
2018
2019
2020
2021
2022

*Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information.*
*1 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended March 31, 2018. Refer to information regarding non-GAAP financial measures in the attached Appendix.*
*2 Total Enterprise Value includes common shares outstanding (per Supplemental), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*
*3 Includes premium / discount on debt and financing costs.*

SUN COMMUNITIES, INC.
17

APPENDIX RIVERSIDE CLUB GOLF & MARINA – RUSKIN, FL

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years YTD Total Return 3 - year Total Return 15.0% 80.0% 70.0% 10.0% 60.0% 51.7% 50.0% 5.0% 40.0% 0.0% -0.8% 30.0% 36.0% -0.8% 20.0% (5.0%) 10.0% 2.7% 0.0% (10.0%) -8.1% (10.0%) (15.0%) (20.0%) 5 - year Total Return 10 - year Total Return 140.0% 850.0% 844.4% 128.0% 120.0% 750.0% 100.0% 650.0% 87.6% 80.0% 550.0% 450.0% 60.0% 350.0% 40.0% 32.6% 250.0% 20.0% 150.0% 147.7% 84.5% 0.0% 50.0% (20.0%) (50.0%) (150.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of March 31, 2018. 19

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multifamily in same community NOI growth since 2000 NOI Growth $230 $225 Self-storage $222 Sun Communities $217 Manufactured Housing $210 $190 $170 $157 Multifamily $150 $145 Mall $140 Shopping Centers $140 Industrial $130 $132 Office $110 $90 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Citi Investment research, March, 2018. Refer to information regarding non-GAAP financial measures in this Appendix. 20

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 21

# NET INCOME TO FFO RECONCILIATION

| (amounts in thousands except per share data) | Three Months Ended March 31, | | Year Ended December 31, | | |
|---|---|---|---|---|---|
| | 2018 | 2017 | 2017 | 2016 | 2015 |
| Net income attributable to Sun Communities, Inc. common stockholders | $ 29,986 | $ 21,104 | $ 65,021 | $ 17,369 | $ 137,325 |
| Adjustments: | | | | | |
| Depreciation and amortization | 66,646 | 62,817 | 262,211 | 221,576 | 178,048 |
| Amounts attributable to noncontrolling interests | 1,889 | 900 | 4,535 | (41) | 9,644 |
| Preferred return to preferred OP units | 553 | 586 | 2,320 | 2,462 | 2,612 |
| Preferred distribution to Series A-4 preferred stock | 441 | 665 | 2,107 | - | - |
| Gain on disposition of properties, net | - | - | - | - | (125,376) |
| Gain on disposition of assets, net | (4,539) | (2,681) | (16,075) | (15,713) | (10,125) |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities | $ 94,976 | $ 83,391 | $ 320,119 | $ 225,653 | $ 192,128 |
| Adjustments: | | | | | |
| Transaction costs | - | 2,386 | 9,801 | 31,914 | 17,803 |
| Other acquisition related costs | 135 | 844 | 2,810 | 3,328 | - |
| Income from affiliate transactions | - | - | - | (500) | (7,500) |
| Catastrophic weather related charges, net | (2,213) | 87 | 8,352 | 1,172 | - |
| Loss of earnings - catastrophic weather related | 325 | - | 292 | - | - |
| Preferred stock redemption costs | - | - | - | - | 4,328 |
| Loss on extinguishment of debt | 196 | 466 | 6,019 | 1,127 | 2,800 |
| Other (income) / expense, net | 2,617 | (839) | (8,982) | 4,676 | - |
| Debt premium write-off | (782) | (414) | (1,343) | (839) | - |
| Ground lease intangible write-off | - | - | 898 | - | - |
| Deferred tax expense / (benefit) | (347) | (300) | (582) | (400) | 1,000 |
| Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities | $ 94,907 | $ 85,621 | $ 337,384 | $ 266,131 | $ 210,559 |
| Weighted average common shares outstanding - basic | 78,855 | 72,677 | 76,084 | 65,856 | 53,686 |
| Weighted average common shares outstanding - fully diluted | 83,598 | 77,688 | 80,996 | 70,165 | 57,979 |
| FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted | $ 1.14 | $ 1.07 | $ 3.95 | $ 3.22 | $ 3.31 |
| Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted | $ 1.14 | $ 1.10 | $ 4.17 | $ 3.79 | $ 3.63 |

SUN COMMUNITIES, INC.

*Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information.*

22

# NET INCOME TO NOI RECONCILIATION

(amounts in thousands)

| | Three Months Ended March 31, | | Year Ended December 31, | | |
|---|---|---|---|---|---|
| | 2018 | 2017 | 2017 | 2016 | 2015 |
| Net income attributable to Sun Communities, Inc., common stockholders | $ 29,986 | $ 21,104 | $ 65,021 | $ 17,369 | $ 137,325 |
| Other revenues | (6,217) | (5,525) | (24,874) | (21,150) | (18,157) |
| Home selling expenses | 3,290 | 3,111 | 12,457 | 9,744 | 7,476 |
| General and administrative | 19,931 | 17,932 | 74,711 | 64,087 | 47,455 |
| Transaction costs | - | 2,386 | 9,801 | 31,914 | 17,803 |
| Depreciation and amortization | 66,437 | 62,766 | 261,536 | 221,770 | 177,637 |
| Loss on extinguishment of debt | 196 | 466 | 6,019 | 1,127 | 2,800 |
| Interest expense | 31,757 | 32,106 | 130,242 | 122,315 | 110,878 |
| Catastrophic weather related charges, net | (2,213) | 87 | 8,352 | 1,172 | - |
| Other (expense) / income, net | 2,617 | (839) | (8,982) | 4,676 | - |
| Gain on disposition of properties, net | - | - | - | - | (125,376) |
| Current tax expense | 174 | 178 | 446 | 683 | 158 |
| Deferred tax expense / (benefit) | (347) | (300) | (582) | (400) | 1,000 |
| Income from affiliate transactions | - | - | - | (500) | (7,500) |
| Preferred return to preferred OP units | 1,080 | 1,174 | 4,581 | 5,006 | 4,973 |
| Amounts attributable to noncontrolling interests | 2,094 | 1,088 | 5,055 | 150 | 10,054 |
| Preferred stock distributions | 441 | 2,179 | 7,162 | 8,946 | 13,793 |
| Preferred stock redemption costs | - | - | - | - | 4,328 |
| NOI/Gross Profit | $ 149,226 | $ 137,913 | $ 550,945 | $ 466,909 | $ 384,647 |

| | Three Months Ended March 31, | | Year Ended December 31, | | |
|---|---|---|---|---|---|
| | 2018 | 2017 | 2017 | 2016 | 2015 |
| Real Property NOI | $ 131,745 | $ 122,745 | $ 479,662 | $ 403,337 | $ 335,567 |
| Rental Program NOI | 24,159 | 22,956 | 92,382 | 85,086 | 83,232 |
| Home Sales NOI / Gross Profit | 8,329 | 6,380 | 32,294 | 30,087 | 20,787 |
| Ancillary NOI / Gross Profit | 1,302 | 1,551 | 10,440 | 9,999 | 7,013 |
| Site rent from Rental Program (included in Real Property NOI) | (16,309) | (15,719) | (63,833) | (61,600) | (61,952) |
| NOI / Gross Profit | $ 149,226 | $ 137,913 | $ 550,945 | $ 466,909 | $ 384,647 |

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information.

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# NET INCOME TO RECURRING EBITDA RECONCILIATION

| (amounts in thousands) | Three Months Ended March 31, | | Year Ended December 31, | | |
|---|---|---|---|---|---|
| | 2018 | 2017 | 2017 | 2016 | 2015 |
| Net income attributable to Sun Communities, Inc., common stockholders | $ 29,986 | $ 21,104 | $ 65,021 | $ 17,369 | $ 137,325 |
| Adjustments: | | | | | |
| Interest expense (net of debt premium write-offs of $0.8 million and $0.4 million in Q1 2018 and Q1 2017, respectively, and $1.3 million and $0.8 million in YE 2017 and YE 2016, respectively) | 31,757 | 32,106 | 130,242 | 122,315 | 111,058 |
| Loss on extinguishment of debt | 196 | 466 | 6,019 | 1,127 | 2,800 |
| Current tax expense | 174 | 178 | 446 | 683 | 158 |
| Deferred tax expense / (benefit) | (347) | (300) | (582) | (400) | 1,000 |
| Income from affiliate transactions | - | - | - | (500) | (7,500) |
| Depreciation and amortization | 66,437 | 62,766 | 261,536 | 221,770 | 177,637 |
| Gain on disposition of properties, net | - | - | - | - | (125,376) |
| Gain on disposition of assets, net | (4,539) | (2,681) | (16,075) | (15,713) | (10,125) |
| EBITDAre | $ 123,664 | $ 113,639 | $ 446,607 | $ 346,651 | $ 286,977 |
| Adjustments: | | | | | |
| Transaction costs | - | 2,386 | 9,801 | 31,914 | 17,803 |
| Other expense / (income), net | 2,617 | (839) | (8,982) | 4,676 | - |
| Catastrophic weather related charges, net | (2,213) | 87 | 8,352 | 1,172 | - |
| Amounts attributable to noncontrolling interests | 2,094 | 1,088 | 5,055 | 150 | 10,054 |
| Preferred return to preferred OP units | 1,080 | 1,174 | 4,581 | 5,006 | 4,973 |
| Preferred stock distributions | 441 | 2,179 | 7,162 | 8,946 | 13,793 |
| Preferred stock redemption costs | - | - | - | - | 4,328 |
| Plus: Gain on dispositions of assets, net | 4,539 | 2,681 | 16,075 | 15,713 | 10,125 |
| Recurring EBITDA | $ 132,222 | $ 122,395 | $ 488,651 | $ 414,228 | $ 348,053 |

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2018 as well as Press Releases after March 31, 2018 for additional information.

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